   SCHWAB BOND FUNDS

                                                          [SCHWAB FUNDS(R) LOGO]

   Prospectus
   January 21, 2006
   As Amended August 17, 2006

   - Schwab Inflation Protected Fund TM

   As with all mutual funds, the
   Securities and Exchange Commission
   (SEC) has not approved these securities
   or passed on whether the information in
   this prospectus is adequate and
   accurate. Anyone who indicates
   otherwise is committing a federal
   crime.                                                  [CHARLES SCHWAB LOGO]

SCHWAB BOND FUNDS


       SCHWAB INFLATION PROTECTED FUND(TM)

          Strategy.................................................    2

          Risks....................................................    3

          Performance..............................................    6

          Fund fees and expenses...................................    6

          Fund management..........................................    7

       INVESTING IN THE FUND

          BUYING SHARES............................................    9

          SELLING/EXCHANGING SHARES................................   11

          TRANSACTION POLICIES.....................................   12

          DISTRIBUTIONS AND TAXES..................................   15

SCHWAB INFLATION PROTECTED FUND TM
Ticker symbols:  Investor Shares: SWRIX  Select Shares(R): SWRSX

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THE FUND SEEKS TO PROVIDE TOTAL RETURN AND INFLATION PROTECTION.

INFLATION-PROTECTED SECURITIES

Inflation-protected securities are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest paid on the bond is adjusted to track changes (up or down) in an official inflation measure. The U.S. Treasury, the largest domestic issuer of inflation-protected securities (i.e., Treasury inflation protected securities
(TIPS)), currently uses the Consumer Price Index for Urban Consumers (CPI) as its inflation measure. Inflation-protected bonds issued by foreign governments and U.S. or foreign corporations are generally adjusted to reflect a comparable measure of inflation determined by that government or corporation.
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PRINCIPAL STRATEGY

TO PURSUE ITS GOAL, THE FUND NORMALLY INVESTS AT LEAST 80% OF ITS NET ASSETS IN INFLATION-PROTECTED FIXED INCOME SECURITIES. The fund will notify its shareholders at least 60 days before changing this policy. The fund may invest in inflation-protected fixed income securities of any type, including those issued by the U.S. Government and its agencies and instrumentalities, foreign governments and their agencies and instrumentalities and U.S. and foreign corporations. The fund may invest in inflation-protected fixed income securities with effective or final maturities of any length. The fund invests primarily in investment grade securities, but may invest up to 10% of its net assets in high yield securities ("junk bonds") that are rated at least B by at least one nationally recognized statistical rating organization (NRSRO) or are the unrated equivalent as determined by the investment adviser. The fund may invest up to 20% of its net assets in fixed income securities that are not structured to provide protection against inflation.

The fund may also invest in derivatives (financial contracts whose value is based on, or derived from, an underlying asset, rate or index), such as swap agreements, options and futures contracts as a substitute for taking a position in the underlying security or as part of an overall strategy designed to reduce the fund's risk exposure. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. A swap is a contract between the fund and another party to exchange a set of payments that the fund owns for a set of payments owned by the other party.

In addition, the fund may invest in other financial instruments or use other investment techniques to seek to obtain market exposure to the securities in which it may invest. To earn additional income, the fund may lend portfolio securities to certain financial institutions.

For temporary defensive purposes during unusual market conditions, the fund may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, it may not achieve its investment goal.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

PRINCIPAL RISKS

MARKET RISK. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT RISK. The fund is not a money market fund or a bank deposit. Its shares are not insured or guaranteed. Because the fund's share price may move up and down, the value of your investment in the fund will fluctuate, which means you could lose money.

INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. Changes in interest rates also may affect the fund's share price: a sharp rise in interest rates could cause the fund's share price to fall. This risk is greater when the fund holds bonds with longer maturities. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund could miss yield opportunities or its share price could fall. Inflation-protected securities may react differently to interest rate changes than other types of debt securities and, as discussed below, tend to react to changes in "real" interest rates.

INFLATION-PROTECTED SECURITIES RISK. The value of inflation-protected securities generally will fluctuate in response to changes in "real" interest rates. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. The value of an inflation-protected security generally decreases when real interest rates rise and generally increase when real interest rates fall. In addition, the principal value of an inflation-protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation-protected security will be adjusted downwards, and consequently, the interest payable on the security will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the United States Treasury in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond to be repaid at maturity is subject to credit risk.

CREDIT RISK. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (commonly called "junk bonds") involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

PREPAYMENT AND EXTENSION RISK. The fund's investments in fixed income securities, including inflation-protected fixed income securities, are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

FOREIGN INVESTMENT RISK. The fund's investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities' markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of the fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected.

4  Schwab Inflation Protected Fund TM

MANAGEMENT RISK. The fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund's investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.

DERIVATIVES RISK. The fund may use derivatives to enhance returns or hedge against market declines. The fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include
(i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and
(iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which is discussed below.

LEVERAGE RISK. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund's portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

SECURITIES LENDING RISK. The fund may lend its portfolio securities to earn additional income. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

FUND PERFORMANCE HISTORY

Because the fund is new, no performance figures are given. This information will appear in a future version of the fund's prospectus.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

                                                               INVESTOR    SELECT
SHAREHOLDER FEES                                                SHARES    SHARES(R)
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                                                                 None        None

ANNUAL OPERATING EXPENSES (% of average net assets)
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Management fees                                                  0.40        0.40
Distribution (12b-1) fees                                        None        None
Other expenses*                                                  0.43        0.28
                                                                ------------------
Total annual operating expenses                                  0.83        0.68
Less expense reduction                                          (0.18)      (0.18)
                                                                ------------------
NET OPERATING EXPENSES**                                         0.65        0.50
                                                                ------------------

*  Other expenses are based on estimated amounts for the current fiscal year.

** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and the Select Shares to 0.00% through 5/31/06. For the period 6/1/06 through 11/14/07, Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor shares and Select shares to 0.65% and 0.50%, respectively.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                                          1 year        3 years
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Investor Shares                            $55            $223
Select Shares                              $43            $178

6  Schwab Inflation Protected Fund TM

                  FUND MANAGEMENT

The fund's investment adviser, Charles Schwab Investment Management, Inc., has more than $144 billion under management.

                  The investment adviser for the fund is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds(R). The firm manages assets for more than 5.5 million accounts. (All figures on this page are as of 8/31/05.)

                  As the investment adviser, the firm oversees the asset management and administration of the fund. As compensation for these services, the firm receives a management fee from the fund of 0.40% of the fund's average daily net assets not in excess of $500 million; 0.35% of such net assets over $500 million but not in excess of $1 billion; and 0.33% of such net assets over $1 billion.

                  KIMON DAIFOTIS, CFA, a senior vice president and chief investment officer of fixed income portfolio management of the investment adviser, has overall responsibility for management of the fund. He joined the firm in September 1997 and has worked in fixed-income asset management and research since 1982.

                  MATTHEW HASTINGS, CFA, a vice president and senior portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the fund. He joined the firm in 1999 and has worked in fixed-income and asset management since 1996.

                  STEVEN HUNG, a director and portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the fund. He joined the firm in 1998 and has worked in fixed-income asset management since 1999.

                  ANDREW TIKOFSKY, PHD, a director and portfolio manager of the investment advisor, has day-to-day co-responsibility for the management of the funds. He joined the firm in 2006 and has worked in fixed-income and asset management since 1997.

                  Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund is available in the Statement of Additional Information.

                  INVESTING IN THE FUND

                  As a Schwab Funds(R) investor, you have a number of ways to do business with us.

                  On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a share class and a distribution option for your investment. Helpful information on taxes is included as well.

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SCHWAB ACCOUNTS

Some Schwab account features can work in tandem with features offered by the fund.

For example, when you sell shares in the fund, the proceeds automatically are paid to your Schwab account. From your account, you can use features such as MoneyLink(R), which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab accounts, call 1-800-435-4000 or visit the Schwab web site at www.schwab.com.
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BUYING SHARES

Shares of the fund may be purchased through a Schwab account or through broker-dealers, banks, investment professionals or other financial institutions, 401(k) plans or other employee benefit plans (financial intermediaries).

The information on these pages outlines how Schwab investors can place "good orders," which are orders made in accordance with the fund's policies to buy, sell, and exchange shares of the fund.

If you are investing through a financial intermediary, including Schwab, the intermediary may impose additional or different conditions than the fund on purchases, redemptions or exchanges of fund shares. Some policy differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off time for investment and trading restrictions. For Schwab accounts, the minimum additional investment through an automatic investment plan is $100. Intermediaries may also independently establish and charge their customers transaction fees, account fees and other fees in addition to the fees charged by the funds. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Shareholders who are customers of financial intermediaries should consult their intermediaries for information regarding these conditions and fees. The funds are not responsible for the failure of financial intermediaries to carry out their responsibilities to their customers.

The investment adviser and Schwab or its affiliates may pay certain financial intermediaries or their third party administrators for performing shareholder, recordkeeping, administrative, transfer agency or other services for their customers. In addition, the investment adviser and Schwab or its affiliates may pay certain intermediaries for providing distribution, marketing, promotional or other related services. The payments described by this paragraph may be substantial but are paid by the investment adviser and/or Schwab or its affiliates, not by the fund or its shareholders.

Schwab intends to seek investors for the fund during an initial offering period. As of the date of the printing of this prospectus, Schwab anticipates that this period will begin on 2/10/06 and end on 3/30/06, although the period may be extended or otherwise changed. Payment for shares of the fund will not be accepted until the completion of the initial offering period. Orders received after the initial offering period will be executed at the next share price calculated for the fund. The fee payable to Schwab for orders placed in person or through a telephone representative will be waived by Schwab during the initial offering period.

STEP 1

CHOOSE A SHARE CLASS, then decide how much you want to invest. Your choice may depend on the amount of your investment. The minimums shown below are for each share class. The Select Shares have lower expenses than the Investor Shares. You may convert your Investor Shares into Select Shares at any time if your account balance in the fund is at least $50,000. You must contact Schwab or your financial intermediary to request an interclass exchange of your Investor Shares for Select Shares--conversion is not automatic. If you no longer meet the minimum balance requirement for Select Shares, the fund reserves the right to redeem your shares. Select Shares may not be available through financial intermediaries other than Charles Schwab & Co., Inc.

                                                           MINIMUM
SHARE CLASS            MINIMUM INITIAL INVESTMENT          BALANCE
----------------------------------------------------------------------------
INVESTOR SHARES        $2,500 ($1,000 for retirement,      NONE
                       educational and custodial
                       accounts)


SELECT SHARES(R)       $50,000                             $40,000

Certain investment managers, including managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares initial minimum investment and minimum balance requirements.

STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                 FEATURES
-----------------------------------------------------------------------
REINVESTMENT           All dividends and capital gain distributions are
                       invested automatically in shares of your share
                       class.


CASH/REINVESTMENT MIX  You receive payment for dividends, while any capital gain distributions are invested in shares of your share class.


CASH You receive payment for all dividends and capital gain distributions.

STEP 3

PLACE YOUR ORDER. Use any of the methods described on the next page. Make checks payable to Charles Schwab and Co., Inc. Orders placed in person or through a telephone representative are subject to a service fee, payable to Schwab.

10  Investing in the fund

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WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

- Your name or, for Internet orders, your account number/"Login ID."

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers) or, for Internet orders, your password.

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.

- When selling or exchanging shares, be sure to include the signature of at least one of the persons whose name is on the account.

- For exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

- When selling shares, how you would like to receive the proceeds.

Please note that orders to buy, sell or exchange shares become irrevocable at the time you mail them.
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SELLING/EXCHANGING SHARES

USE ANY OF THE METHODS DESCRIBED BELOW TO SELL SHARES OF THE FUND.

When selling or exchanging shares, please be aware of the following policies:

- The fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- The fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund's assets, whichever is less. A shareholder may incur transaction expenses in converting these securities to cash.

- Exchange orders are limited to other Schwab Funds(R) that are not Sweep Investments TM. Exchange orders must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

METHODS FOR PLACING DIRECT ORDERS

INTERNET                                         MAIL
www.schwab.com                                   Write to Schwab Funds(R) at:
                                                 P.O. Box 3812
SCHWAB BY PHONE TM 1                             Englewood, CO 80155-3812
Automated voice service or speak with a
representative at 1-800-435-4000 (for TDD        IN PERSON 1
service, call 1-800-345-2550).                   Visit the nearest Charles Schwab branch
                                                 office.
SCHWABLINK(R)
Investment professionals should follow the
transaction instructions in the SchwabLink
manual; for technical assistance, call
1-800-647-5465.

You are automatically entitled to initiate transactions by the Internet or telephone. The fund and Schwab employ procedures to confirm the authenticity of Internet and telephone instructions. If the fund and Schwab follow these procedures, they will not be responsible for any losses or costs incurred by following Internet or telephone instructions that they reasonably believe to be genuine.


1 Orders placed in person or through a telephone representative are subject to a service fee, payable to Schwab.

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THE FUND RESERVES CERTAIN RIGHTS REGARDING TRANSACTION POLICIES, AS DETAILED AT RIGHT.

THE FUND AND SCHWAB RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares if the account they are held in is closed for any reason.

- To automatically redeem your shares upon 60 days' written notice if the value of your investment in the fund falls below the stated minimum balance requirement for the share class.

- To materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To change or waive the fund's or share class' investment minimums.

- To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.
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TRANSACTION POLICIES

THE FUND IS OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The fund calculates its share price or the share price for each of its share classes, as applicable, each business day as of the close of the NYSE (generally 4 p.m. Eastern time). The fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding.

Orders to buy, sell or exchange shares that are received in good order prior to the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day. Orders to buy shares that are accepted prior to the close of the fund generally will receive the next day's dividend. Orders to sell or exchange shares that are accepted and executed prior to the close of the fund on a given day generally will receive that day's dividend.

If you place an order through a third-party investment provider, please consult with that investment provider to determine when your order will be executed. Generally, you will receive the share price next calculated after the fund receives your order from your investment provider. However, some investment providers may arrange with the fund for you to receive the share price next calculated after your investment provider has received your order. Some investment providers may require that they receive orders prior to a specified cut-off time.

In valuing its securities, the fund uses market quotes if they are readily available. In cases where quotes are not readily available, or the adviser deems them to be unreliable, the fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.

When valuing fixed income securities with remaining maturities of more than 60 days, the fund uses the value of the security provided by pricing services. The pricing services may value fixed income securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. When valuing fixed income securities with remaining maturities of 60 days or less, the fund may use the security's amortized cost, which approximates the security's market value.

POLICY REGARDING SHORT-TERM OR EXCESSIVE TRADING. The fund is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact the fund's performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund's shares.

The fund's Board of Trustees has adopted policies and procedures that are designed to reduce the risk of market timing by fund shareholders. The fund seeks to deter market timing through several methods. These methods

12  Investing in the fund
may include: trade activity monitoring and fair value pricing. Although these methods are designed to discourage market timing, there can be no guarantee that the fund will be able to identify and restrict investors that engage in such activities. In addition, these methods are inherently subjective and involve judgment in their application. The fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund's long-term shareholders. The fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

TRADE ACTIVITY MONITORING. The fund, through its service providers, maintains trade activity monitoring procedures with respect to the purchase, sale and exchange of fund shares. This process involves reviewing transactions that exceed certain monetary thresholds within specified time intervals. Trading activity identified by these factors, or from other information then available (such as the actual trading pattern or dollar amount of the transactions), will be evaluated to determine whether such activity is detrimental to the fund.

If, as a result of this trade activity monitoring, the fund believes that a shareholder has engaged in market timing, it may, in its sole discretion, request the shareholder to stop such market timing activities or refuse to process purchases or exchanges in the shareholder's account. The fund specifically reserves the right to reject any purchase or exchange orders by any investor or group of investors indefinitely for any reason. Transactions placed in contravention of the fund's market timing policies are not necessarily deemed accepted by the fund and may be canceled or revoked by the fund on the next business day following receipt by the fund.

Fund shares may be held through 401(k) and other group retirement plans and other omnibus arrangements maintained by broker/dealers and other financial intermediaries. Omnibus accounts allow financial intermediaries to aggregate their customers' investments in one account and to purchase, redeem and exchange fund shares without the identity of a particular customer being known to the fund. A number of these financial intermediaries may not have the capability or may not be willing to apply the fund's market timing policies. As a result, the fund cannot assure that its policies will be enforced with regard to fund shares held through such omnibus arrangements. While the fund may monitor share turnover at the omnibus account level, the fund's ability to monitor and detect market timing by shareholders in these omnibus accounts is limited, and, therefore, the fund may not be able to determine whether trading by these shareholders is contrary to the fund's market timing policies.

FAIR VALUE PRICING. The Board of Trustees has adopted procedures to fair value the fund's securities when market prices are not "readily available" or are unreliable. For example, the fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter "arbitrage" market timers, who seek to exploit delays between the change in the value of the fund's portfolio holdings and the net asset value of the fund's shares, and seeks to ensure that the prices at which the fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

The fund makes fair value determinations in good faith in accordance with the fund's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security.

PORTFOLIO HOLDINGS INFORMATION. A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.

14  Investing in the fund

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUND TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. The fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. The fund declares a dividend every business day, based on its determination of its net investment income. The fund pays its dividends on the last business day of every month. The fund expects to pay any capital gain distributions every year, typically in December, to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of the fund's year-end distribution, if any, may be made available on the fund's website: www.schwab.com/schwabfunds.

UNLESS YOU ARE INVESTING THROUGH A TAX-DEFERRED OR ROTH RETIREMENT ACCOUNT, FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. The fund's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash. In addition, any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. The fund's distributions to shareholders include interest income and the income attributable to principal adjustments, both of which will be taxable to shareholders. The tax treatment of the income attributable to principal adjustments may result in the situation where the fund needs to make its required annual distributions to shareholders in amounts that exceed the cash received. As a result, the fund may need to liquidate certain investments when it is not advantageous to do so.

DIVIDENDS DERIVED FROM U.S. GOVERNMENT SECURITIES ARE GENERALLY EXEMPT FROM STATE AND LOCAL INCOME TAXES. However, some states may limit this benefit, and some agency-backed securities may not qualify for tax-exempt status.

GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short-term if you held the shares for 12 months or less and long-term if you held the shares longer.

FOR TAX PURPOSES, AN EXCHANGE BETWEEN SCHWAB FUNDS(R) IS DIFFERENT FROM AN EXCHANGE BETWEEN SHARE CLASSES. An exchange between Schwab Funds is considered a sale. An exchange between classes within the fund is not reported as a taxable sale.

AT THE BEGINNING OF EVERY YEAR, THE FUND PROVIDES SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS the fund declared during the previous calendar year including the percentage of dividends paid that may qualify for tax-exempt status. Schwab customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

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NOTES

   TO LEARN MORE

   This prospectus contains important information about the fund and should be read and kept for reference. You also can obtain more information from the following sources.

   ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.

   The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

   For a free copy of any of these documents or to request other information or ask questions about the fund, call Schwab Funds(R) at 1-800-435-4000. In addition, you may visit Schwab Funds' web site at www.schwab.com/schwabfunds to obtain a free copy of a prospectus, SAI or an annual or semi-annual report.

   The SAI, as well as the fund's annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.



   SEC FILE NUMBER

    Schwab Inflation Protected Fund TM        811-6200




   REG33608FLT-01

SCHWAB INFLATION
PROTECTED FUND TM

PROSPECTUS
January 21, 2006
As Amended August 17, 2006

                                                           [CHARLES SCHWAB LOGO]